Digital Assets	12 Months Ended
Sep. 30, 2025
Crypto Asset Cost [Abstract]
DIGITAL ASSETS
6.	DIGITAL ASSETS

The Company has invested in ETH, with valued at approximately $31,213 and nil as of September 30, 2025 and 2024, respectively.

The following table sets forth the units held, cost basis, and fair value of both ETH held, as shown on the balance sheet as of September 30, 2025:

	As of September 30,
ETH	2025	2024
Cost basis	$50,000	$—
Fair value	31,213	—

Cost basis is equal to the cost of the digital asset, net of any transaction fees, if any, at the time of purchase or upon receipt. Fair value represents the quoted digital assets prices within the Company’s principal market at the time of measurement. The following table presents a reconciliation of ETH held as of September 30, 2025:

As of September 30, 2025
Fair value, beginning balance	$50,000
Unrealized remeasurement of fair value	(18,787)
Fair value, ending balance	31,213